SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC  20549



                            FORM 8-K


                     Current Report Pursuant
                  to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of report (Date of earliest event reported)  February 2, 2000

           __________________________________________


                            XCL LTD.
     (Exact Name of Registrant as Specified in Its Charter)


                            Delaware
         (State or other Jurisdiction of Incorporation)


     1-10669                                   51-0305643
(Commission File Number)                   (I.R.S. Employer
                                         Identification Number)


                   Petroleum Tower,  Suite 400
                 3639 Ambassador Caffery Parkway
                   Lafayette, Louisiana 70503
            (Address of Principal Executive Offices)


                          318-989-0449
      (Registrant's Telephone Number, Including Area Code)




Item 5.     Other Events.

           On  February 15, 2000, the Company announced that  its
Common Stock has listed on the OTC Bulletin Board and has resumed trading. The company's new ticker symbol is XCLT.



                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        XCL LTD.

     February 17, 2000                         /s/ Lisha C. Falk
_________________________               By:_______________________________
             Date                       Name:     Lisha C. Falk
                                        Title:   Corporate Secretary